EXHIBIT 32
CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF SARBANES-OXLEY ACT
Pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of PDG Environmental, Inc. herby certify that the Quarterly Report of PDG Environmental, Inc. on Form 10-Q for the quarterly period ended July 31, 2009 (the “Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and that the information contained in such Report fairly presents, in all material respects, the financial condition and results of operations of PDG Environmental, Inc.

By:	/s/ John C. Regan
John C. Regan
Chief Executive Officer

Dated: September 11, 2009

By:	/s/ Nicola Battaglia
Nicola Battaglia
Chief Financial Officer

Dated: September 11, 2009